Exhibit 10.2

                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of June 02, 2006, by and among DCI USA, INC., a Delaware corporation (the "Company") and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    Recitals:

         WHEREAS, the Company and the Investor entered into a Standby Equity Distribution Agreement (the "Standby Equity Distribution"); a Registration Rights Agreement (the "Registration Rights Agreement"); an Escrow Agreement (the "Escrow Agreement"); and the Company, the Investor, and Newbridge Securities Corporation entered into a Placement Agent Agreement (the "Placement Agent Agreement"), all of which are dated December 13, 2004 (collectively, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement, and the Placement Agent Agreement are referred to as the "Transaction Documents.")

         NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Termination. The Company and the Investor hereby agree to terminate the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

         2. Fees. The Investor has earned and shall retain all fees received from the Company pursuant to Section 12.4 of the Standby Equity Distribution Agreement including the 200,000 shares of Series A Preferred Stock.


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         IN WITNESS WHEREOF, the parties have signed and delivered this
Termination Agreement on the date first set forth above.

DCI USA, INC.                                CORNELL CAPITAL PARTNERS, LP

By: /s/ Jonathan I. Ofir                     By: Yorkville Advisors, LLC
    --------------------------
Name:    Jonathan I Ofir                     Its: General Partner
Title:   C.E.O.
                                             By: /s/ Mark A. Angelo
                                                 ------------------------------
                                             Name:    Mark A. Angelo
                                             Title:   Portfolio Manager